EXHIBIT 32.1

            CERTIFICATION OF CHIEF EXECUTIVE OFFICER
         PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Brian J. Kelley, the Chief Executive Officer of Cognitronics Corporation (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "Report"). The undersigned hereby certifies that:
	(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
	(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATED this 30th day of March, 2005





                                                        /s/ Brian J. Kelley

                                                           Brian J. Kelley
                                                     Chief Executive Officer



                                                   A signed original of this
                                                   written statement required
                                                   by Section 906 has been
                                                   provided to the Company
                                                   and will be retained by the
                                                   Company and furnished to the
                                                   Securities and Exchange
                                                   Commission or its staff upon
                                                   request.